THIS SERVICE AGREEMENT IS ENTERED INTO BY AND BETWEEN, ON THE ONE HAND, A COMPANY CALLED CABORCA INDUSTRIAL S.A. DE C.V.,  REPRESENTED IN THIS ACT BY C.P.A. IGNACIO LIMON GONZALEZ, ACTING IN THE CAPACITY OF LEGAL REPRESENTATIVE, AND, ON THE OTHER HAND, MINERA SANTA RITA, S. DE R.L. DE C.V., REPRESENTED BY ENG. MARCO ANTONIO GALINDO RAMIREZ, ACTING IN THE CAPACITY OF LEGAL REPRESENTATIVE, AND BOTH PARTIES HEREINAFTER REFERRED TO AS THE SERVICE PROVIDER AND THE CLIENT, RESPECTIVELY, BY VIRTUE OF THE FOLLOWING RECITALS AND CLAUSES:

RECITALS

I.- BY THE SERVICE PROVIDER THROUGH ITS LEGAL REPRESENTATIVE:

I.1.- THE SERVICE PROVIDER STATED THAT THE PARTY HE REPRESENTS IS A STOCK CORPORATION OF VARIABLE CAPITAL DULY ORGANIZED UNDER THE LAWS OF THIS COUNTRY, AS EVIDENCED IN INSTRUMENT NUMBER 2,370 ,BOOK 1 (ONE), EXECUTED ON MARCH 23, TWO THOUSAND FIVE, BEFORE ATTY. SALOMON GRIEGO GARCIA, PUBLIC BROKER NUMBER 01, IN THE CITY OF HERMOSILLO, SONORA.

I.2.- THE SERVICE PROVIDER FURTHER STATED THAT THE ACTIVITIES OF THE PARTY HE REPRESENTS CONSIST OF THE FOLLOWING, AMONG OTHERS:

A).- TO PROVIDE ALL KINDS OF PERSONNEL OR WORKERS TO ALL KINDS OF COMPANIES, THE RENDERING OF PROFESSIONAL CONSULTANCY SERVICES IN AREAS SUCH AS TAX, LABOR, CIVIL, CRIMINAL AND CORPORATE LAW, AS WELL AS THE EXECUTION OF ADMINISTRATIVE, ECONOMIC AND ACCOUNTING STUDIES AND CONSULTANCY SERVICES IN GENERAL.

B).- THE SERVICE PROVIDER FURTHER STATED THAT THE CORPORATE PURPOSE IS THE CREATION OF SOURCES OF EMPLOYMENT BY RENDERING SPECIALIZED SERVICES AND, IN GENERAL, ANY TYPE OF SERVICES TO VARIOUS COMPANIES, ORGANIZATIONS OR INSTITUTIONS ESTABLISHED IN THE MARKET, AS WELL AS BY RENDERING ALL KINDS OF SERVICES INVOLVING COLLECTION, MANAGEMENT, COURIER, BOOKING, PARCEL AND SERVICES AS COMMISSION AGENT, MEDIATOR, REPRESENTATION, CONSULTANCY, MANAGEMENT, TOP MANAGEMENT, TRAINING, SURVEILLANCE, CONTROL, SUPERVISION AND TRAINING OF PERSONNEL AND, IN GENERAL, BY RENDERING ALL KINDS OF SERVICES, WHICH ARE REFERRED TO BY WAY OF ILLUSTRATION, BUT NOT LIMITATION, TO DOMESTIC AND FOREIGN INDIVIDUALS OR CORPORATIONS AND ENTITIES UNDER ANY ACTS, AGREEMENTS OR CONTRACTS THAT MAY BE REQUIRED FOR SUCH PURPOSE.

C).- THE MANAGEMENT AND SUPPLY OF MATERIAL, FINANCIAL AND HUMAN RESOURCES, INCLUDING MANAGEMENT OF PERSONNEL, INVESTMENT, ASSETS AND ANY OTHER TYPE OF RESOURCES THAT ALLOW FOR THE SOUND ECONOMIC DEVELOPMENT AND THE ATTAINMENT OF THE CORPORATE PURPOSE OF ANY INDIVIDUAL OR CORPORATION.

I.3.- THE LEGAL REPRESENTATIVE OF THE SERVICE PROVIDER STATED THAT THE POWERS AND AUTHORITY CONFERRED UPON HIM BY THE PARTY HE REPRESENTS HAVE NOT BEEN REVOKED EITHER IN WHOLE OR IN PART AS OF THE DATE OF EXECUTION HEREOF.

I.4.- THE SERVICE PROVIDER STATED THAT THE DOMICILE OF CHOICE FOR PURPOSES HEREOF IS LOCATED AT CALLE LAMBERTO HERNANDEZ No. 73 ORIENTE, COLONIA CENTRO, IN THE CITY OF CABORCA SONORA.

I.5.- LASTLY, THE SERVICE PROVIDER STATED THAT IT IS IN ITS BEST INTEREST TO UNDERSIGN THIS SERVICE AGREEMENT WITH THE CLIENT.

II. BY THE CLIENT THROUGH ITS LEGAL REPRESENTATIVE.

II.1.- THE CLIENT STATED THAT HE IS AWARE OF THE PENALTIES APPLICABLE TO THOSE WHO RENDER FALSE STATEMENTS, THAT THE PARTY HE REPRESENT IS A CORPORATION ORGANIZED IN ACCORDANCE WITH THE MEXICAN LAW AND PROVIDED PROOF OF THE EXISTENCE OF SAID COMPANY IN THE FORM OF A COPY OF THE ARTICLES OF INCORPORATION CONTAINED IN INSTRUMENT NUMBER 2,129, VOLUME 67, UNDERSIGNED ON MAY 07, 2001, EXECUTED BEFORE ATTY. MARIA LUISA LIZARRAGA GARCIA, WHO IS IN CHARGE OF NOTARY’S PUBLIC OFFICE NUMBER 35, IN THE CITY OF HERMOSILLO, SONORA. FURTHERMORE, THE CLIENT STATED THAT HE HAS SUFFICIENT POWERS AND AUTHORITY TO BIND THE PARTY HE REPRESENTS TO THE TERMS OF THIS AGREEMENT.

II.2.- FURTHERMORE, HE STATED THAT THE ACTIVITIES OF THE PARTY HE REPRESENTS PERTAIN TO THE MINING AND METALLURGIC INDUSTRY IN GENERAL AND, THEREFORE, THEY INCLUDE THE EXECUTION OF ANY AGREEMENT OR CONTRACT THAT MAY BE NECESSARY FOR, RESULT FROM OR BE ASSOCIATED WITH SAID INDUSTRY.

II.3.- THE CLIENT STATED THAT THE DOMICILE OF CHOICE IS LOCATED AT CALLE LAMBERTO HERNANDEZ No. 73 ORIENTE, COLONIA CENTRO, IN THE CITY OF CABORCA SONORA.

 II.4.- LASTLY, THE CLIENT STATED THAT IT IS IN ITS BEST INTEREST TO UNDERSIGN THIS SERVICE AGREEMENT WITH THE SERVICE PROVIDER.

III.- RECITALS BY BOTH PARTIES

III.1.- THE PARTIES THAT UNDERSIGNED THIS AGREEMENT STATED THAT THEY MUTUALLY ACKNOWLEDGE THE LEGAL CAPACITY WITH WHICH THEY APPEAR TO EXECUTE THE SAME, THEREBY WAIVING ANY LEGAL ACTION, MEAN OR REMEDY TO NULLIFY THIS AGREEMENT.

III.2.- BOTH PARTIES FURTHER STATED THAT, IN THE EXECUTION HEREOF, THERE IS NO WILFUL INTENT, VIOLENCE AND/OR ANY DEFECT AFFECTING THE WILL OR CONSENT THAT WOULD IN TURN INVALIDATE THIS AGREEMENT; SAID PARTIES STATED THAT THEY MUTUALLY AGREE TO UNDERSIGN THIS AGREEMENT.

HAVING STATED THE FOREGOING, THE PARTIES HERETO HAVE AGREED HERETO AND THEREFORE, THEY AGREE TO THE FOLLOWING:

CLAUSES

ONE.- SUBJECT-MATTER OF THE AGREEMENT

THE SUBJECT-MATTER OF THIS AGREEMENT IS TO RENDER PROFESSIONAL LEGAL AND ACCOUNTING SERVICES; FURTHERMORE, THE SERVICE PROVIDER AGREES TO RENDER AND PROVIDE TO THE CLIENT THE ELEMENTS REQUIRED SO THAT THE CLIENT CAN ATTAIN THE CORPORATE PURPOSE; THE FOREGOING INCLUDES PROVIDING ANY SKILLED PERSONNEL REQUIRED THAT IS ESSENTIAL FOR PURPOSES OF ENSURING THE CLIENT’S EFFICIENT ACTIVITIES, WITHOUT THEREBY CREATING A LABOR OR SUBORDINATE RELATIONSHIP BETWEEN THE CLIENT AND ANY INDIVIDUAL PROVIDED BY THE SERVICE PROVIDER SO THAT THE CLIENT EFFICIENTLY CONDUCTS ITS REGULAR ACTIVITIES.

TWO.- TERM OF THE AGREEMENT

THE TERM OF THIS AGREEMENT SHALL BE FIVE YEARS FOLLOWING THE DATE OF EXECUTION HEREOF.

THREE.- CONSIDERATION

FOR THE AFORESAID SERVICES, THE CLIENT SHALL PAY A SUM WHICH SHALL BE VARIABLE AS TO THE AMOUNT AND TIME OF PAYMENT. SAID AMOUNT AND TIME OF PAYMENT SHALL BE AGREED UPON BY BOTH PARTIES PRIOR TO THE RENDERING OF SERVICES. IN ANY CASE, SAID AMOUNT SHALL BE DETERMINED PURSUANT TO THE COSTS INCURRED BY THE SERVICE PROVIDER WHILE RENDERING THE SERVICES. FURTHERMORE, SAID AMOUNT SHALL BE CALCULATED BASED ON THE QUANTITY AND QUALITY OF THE SERVICES RENDERED BY THE SERVICE PROVIDER AND REQUIRED BY THE CLIENT.

IN ALL INSTANCES, ANY COSTS INCURRED BY THE SERVICE PROVIDER TO PROVIDE HUMAN RESOURCES TO THE CLIENT HEREUNDER SHALL BE TAKEN INTO ACCOUNT TO DETERMINE THE TOTAL SUM TO BE PAID FOR SAID SERVICES, NOTWITHSTANDING SAID HUMAN RESOURCES ARE PROVIDED ON A WEEKLY, TEN-DAY, FIFTEEN-DAY OR MONTHLY BASIS. FURTHERMORE, TO THE COST INCURRED BY THE SERVICE PROVIDER TO PROVIDE THE PERSONNEL THROUGH WHICH THE SERVICES ARE RENDERED PLUS ANY ADDITIONAL COSTS RESULTING FROM THE OPERATION, EXCLUSIVE OF A SENIORITY BONUS PROVISION, A 5% PLUS THE VALUE-ADDED TAX MUST BE ADDED TO SAID COSTS IN ORDER TO CALCULATE THE TOTAL SUM TO BE PAID AS CONSIDERATION.

SAID PAYMENT SHALL BE MADE ON BUSINESS DAYS AND TWENTY-FOUR HOURS PRIOR TO THE DATE OF PAYMENT BY MEANS OF A DEPOSIT MADE PRIOR TO 13:00 HOURS.

FOR PURPOSES HEREOF, BUSINESS DAYS SHALL BE ANY MONDAY, TUESDAY, WEDNESDAY, THURSDAY AND FRIDAY ON WHICH BANK INSTITUTIONS ARE OPEN TO THE GENERAL PUBLIC AND ON WHICH TRANSACTIONS BY CORPORATIONS ARE PERMITTED.

FOUR.- OBLIGATIONS OF THE SERVICE PROVIDER

A)	TO PROVIDE ANY NECESSARY PERSONNEL THAT THE CLIENT DOES NOT HAVE SO THAT THE CLIENT CAN CARRY OUT ITS REGULAR ACTIVITIES WITHOUT ANY INCONVENIENCE WHATSOEVER.

B)	THE SERVICE PROVIDER SHALL PROVIDE THE NECESSARY SKILLED AND QUALIFIED PERSONNEL AS REQUIRED, ALWAYS WITH THE SERVICE PROVIDER’S OWN RESOURCES.

C)
ANY INDIVIDUALS THROUGH WHICH THE SERVICE PROVIDER RENDERS THE SERVICES SHALL NOT BE UNDER THE ORDERS OF THE CLIENT, NOR SHALL THEY DEPEND ON THE CLIENT; THEREFORE, SAID INDIVIDUALS SHALL NOT BE SUBORDINATED TO THE CLIENT NOR SHALL THEY BE EMPLOYEES OF THE CLIENT. SIMILARLY, ANY INDIVIDUALS THROUGH WHICH THE SERVICE PROVIDER RENDERS THE SERVICES SHALL CONDUCT THEIR ACTIVITIES AT THE PLACE AND TIME THEY DEEM CONVENIENT, THAT IS, WITHOUT ANY OBLIGATION TO WORK ANY MANDATORY HOURS, WHICH THEY SHALL DO WITH THEIR OWN RESOURCES.

D)
SIMILARLY, ANY INDIVIDUALS THROUGH WHICH THE SERVICE PROVIDER PERFORMS ITS OBLIGATIONS SHALL NOT BE ENTITLED TO ANY FIXED WAGES OR SALARIES OR ANY FRINGE BENEFITS SUCH AS INFONAVIT [MEXICAN INSTITUTE OF NATIONAL WORKERS’ HOUSING FUND], MEXICAN SOCIAL SECURITY, AFORE [MEXICAN RETIREMENT FUND], ET CETERA FROM THE CLIENT, BY REASON THAT THERE SHALL BE NO LABOR RELATIONSHIP AMONG SAID INDIVIDUALS AND THE CLIENT; THEREFORE, ANY INDIVIDUALS THAT ARE SUBORDINATED TO THE SERVICE PROVIDER SHALL BE FREE TO RENDER THEIR PROFESSIONAL SERVICES TO ANY OTHER INDIVIDUAL OR CORPORATION, PROVIDED SAID SERVICES ARE NOT ILLEGAL, IMMORAL OR DISLOYAL. THE SERVICE PROVIDER SHALL BE RESPONSIBLE FOR ANY SERVICES OF THE AFOREMENTIONED TYPE THAT MAY BE RENDERED BY SAID INDIVIDUALS.

E)
THE SERVICE PROVIDER SHALL BE RESPONSIBLE REGARDING ANY LABOR MATTERS AND, GENERALLY, FOR ANY KIND OF ACTIONS CARRIED OUT BY THE SKILLED PERSONNEL RENDERING THEIR SERVICES AT THE CLIENT’S PREMISES AS A RESULT OF THIS AGREEMENT FOLLOWING THE DATE THIS INSTRUMENT COMES INTO FULL FORCE AND EFFECT.

THERE SHALL BE NO LIABILITY ON THE PART OF THE SERVICE PROVIDER FOR ANY DEBTS OR ANY LABOR PROBLEMS OR ANY OTHER KIND OF PROBLEMS BETWEEN THE PERSONNEL AND THE CLIENT THAT MAY HAVE ARISEN PRIOR TO THE DATE ON WHICH THIS AGREEMENT BECOMES EFFECTIVE.

F)
THE SERVICE PROVIDER SHALL BE RESPONSIBLE FOR SATISFACTORILY EXECUTING ANY AND ALL LEGAL AND MATERIAL ACTS THAT MAY BE NECESSARY FOR THE PERFORMANCE OF THIS AGREEMENT AND THE SERVICES REQUIRED, WITH ITS OWN HUMAN RESOURCES. THEREFORE, THERE SHALL BE NO PRESENT OR FUTURE TAX OR LABOR LIABILITY ON THE PART OF THE CLIENT TO THE SERVICE PROVIDER OR TO THE SERVICE PROVIDER’S EMPLOYEES AND SHAREHOLDERS AND TO ANY THIRD PARTIES ENGAGED BY THE SERVICE PROVIDER, IN ACCORDANCE WITH THE LAWS IN FORCE IN THIS COUNTRY AND PURSUANT TO THE STIPULATIONS SET FORTH HEREIN. THE FOREGOING SHALL ONLY BE APPLICABLE TO THE PERIOD COMMENCING ON THE DATE OF EXECUTION OF THIS AGREEMENT THROUGH THE TERMINATION HEREOF, BUT IT SHALL NOT BE APPLICABLE TO ANY CONTINGENCY OF THE CLIENT PRIOR TO THE EXECUTION OF THIS SERVICE AGREEMENT.

G)
THE SERVICE PROVIDER AGREES TO PAY IN DUE TIME AND FORM ANY COMMISSION, PAYMENT, RETURNS, DIVIDENDS OF THE PERSONNEL SUBJECT TO THIS AGREEMENT WHO RENDER THEIR SERVICES AT THE CLIENT’S PREMISES, IN ACCORDANCE WITH THE STIPULATIONS SET FORTH HEREIN. IT IS WORTHWHILE MENTIONING THAT THE SERVICES THAT ARE THE SUBJECT-MATTER HEREOF SHALL BE EXCLUSIVELY RENDERED IN THE REPUBLIC OF MEXICO.

H)
FURTHERMORE, THE SERVICE PROVIDER SHALL HAVE THE OBLIGATION TO DELIVER TO THE CLIENT EVERY WEEK, EVERY TEN DAYS, EVERY FIFTEEN DAYS OR EVERY MONTH, PROOF OF TIMELY PAYMENT TO THE INDIVIDUALS THROUGH WHICH THE SERVICE PROVIDERS RENDERS THE SERVICES TO THE CLIENT IN ACCORDANCE HEREWITH AND PURSUANT TO THE OBLIGATION ASSUMED HEREUNDER BY THE SERVICE PROVIDER.

I)
THE SERVICE PROVIDER AGREES TO CAUSE THE INDIVIDUALS THROUGH WHICH THE FORMER RENDERS THE SERVICES TO DULY FULFILL ANY ASSIGNED TASKS ACCORDING TO THE CLIENT’S NEEDS, WITHOUT THEREBY IMPLYING ANY TYPE OF SUBORDINATION OF SAID INDIVIDUALS TO THE CLIENT. AS STATED ABOVE, THE INDIVIDUALS PROVIDED BY THE SERVICE PROVIDER FOR THE DUE PERFORMANCE OF THIS AGREEMENT SHALL NOT BE SUBJECT TO ANY WORKING HOURS WHATSOEVER; HOWEVER, THE SERVICE PROVIDER SHALL USE ITS BEST EFFORTS TO ENSURE THAT THE INDIVIDUALS THROUGH WHICH THE SERVICES ARE RENDERED TRY TO ADAPT THEMSELVES TO THE WORKING HOURS DURING WHICH THE CLIENT RENDERS ITS SERVICES TO ITS CUSTOMERS.

J)	TO SUBMIT A MONTHLY REPORT TO THE CLIENT SO AS TO INFORM THE CLIENT’S MANAGEMENT OF ANY PROGRESS MADE AND ANY EVENTS THAT MAY BE OF INTEREST AND DIRECTLY ASSOCIATED WITH THE SERVICES RENDERED.

K)	TO MAINTAIN ABSOLUTE CONFIDENTIALITY OF ANY INFORMATION RECEIVED FROM THE CLIENT WITH RESPECT TO THE RENDERING OF SERVICES THAT ARE THE SUBJECT-MATTER HEREOF.

L)
TO ANSWER FOR ANY LABOR LIABILITY RESULTING FROM ANY LAWSUIT AGAINST THE CLIENT FILED BY ANY OF THE INDIVIDUALS THROUGH WHICH THE SERVICE PROVIDER RENDERS THE SERVICES, WHICH SHALL ONLY BE APPLICABLE TO THE PERIOD COMMENCING ON THE DATE OF EXECUTION OF THIS INSTRUMENT AND THROUGH THE TERMINATION HEREOF, BUT IT SHALL NOT BE APPLICABLE TO ANY CONTINGENCIES OF THE CLIENT PRIOR TO THE EXECUTION OF THIS SERVICE AGREEMENT; THE FOREGOING, NOTWITHSTANDING ANY PERSONNEL PRESENTLY WORKING AT THE PREMISES IS INVOLVED OR NOT.

M)	TO INDEMNIFY THE CLIENT FOR ANY DAMAGES AND/OR LOSS THAT MAY ARISE AS A RESULT OF THE RENDERING OF THE SERVICES DESCRIBED HEREIN, AND FOR WHICH THE SERVICE PROVIDER IS SOLELY RESPONSIBLE.

N)
THE SERVICE PROVIDER AGREES TO PAY THE APPLICABLE TAXES IN CONNECTION WITH THE INDIVIDUALS THROUGH WHICH THE SERVICES ARE RENDERED AND ANY INCOME EARNED BY SAID INDIVIDUALS FOR THE SERVICES RENDERED TO THE CLIENT. FOR SUCH PURPOSE, IT SHALL FILE ANY TAX RETURNS REQUIRED BY LAW. THEREFORE, THE CLIENT SHALL BE EXEMPTED FROM ANY PAYMENT OF TAXES WITH RESPECT TO THE INDIVIDUALS THROUGH WHICH THE SERVICE PROVIDER RENDERS THE SERVICES, SINCE SAID INDIVIDUALS ARE NOT SUBORDINATED TO THE CLIENT, NOR HAVE THEY ANY DIRECT RELATIONSHIP WITH THE CLIENT.

O)	THE SERVICE PROVIDER AGREES TO SUBMIT TO THE CLIENT THE RESPECTIVE INVOICE FOR THE SERVICES IN COMPLIANCE WITH THE TAX REQUIREMENT UPON PAYMENT OF SAID SERVICES.

P)
THE SERVICE PROVIDER AGREES TO PERFORM ANY AND ALL OBLIGATIONS DERIVED FROM THE STRICT INTERPRETATION OF THE CLAUSES HEREOF. THE SERVICES SHALL BE RENDERED BY THE PERSONNEL DEEMED CONVENIENT BY THE SERVICE PROVIDER, IN STRICT COMPLIANCE WITH THE HIGHEST LEVELS OF PROFESSIONAL ETHICS AND EFFICIENCY AT ALL TIMES.

FIVE.- OBLIGATIONS OF THE CLIENT

A)
TO SUPPLY TO THE SERVICE PROVIDER ANY INFORMATION THAT MAY BE NECESSARY SO AS TO RENDER THE SERVICES IN A CORRECT AND EFFICIENT FASHION, WITH THE UNDERSTANDING THAT SAID INFORMATION SHALL BE AVAILABLE TO THE CLIENT UPON REQUEST.

B)	TO TIMELY INFORM THE SERVICE PROVIDER OF ANY REQUIRED SERVICES SO THAT THE SERVICE PROVIDER IS ABLE TO RENDER SAID REQUIRED SERVICES.

C)
TO TIMELY PAY THE RESPECTIVE FEES THAT HAVE BEEN DESCRIBED HEREIN. SAID FEES MUST BE PAID IN FULL, IN DUE TIME AND FORM AND SOLELY FOR PURPOSES THAT THE SERVICE PROVIDER IS ABLE TO PAY THE PERSONNEL THROUGH WHICH IT RENDERS THE SERVICES AT THE CLIENT’S PREMISES.

D)
IT SHALL BE STRICTLY PROHIBITED THAT THE CLIENT MAKES ANY PAYMENT WHATSOEVER TO THE INDIVIDUALS THROUGH WHICH THE SERVICE PROVIDER RENDERS THE SERVICES, BY REASON THAT SAID INDIVIDUALS FROM WHICH THE CLIENT RECEIVES SAID SERVICES ARE NOT SUBORDINATED TO THE CLIENT, NOR HAVE THEY ANY DIRECT RELATIONSHIP WITH THE CLIENT.

E)
TO INFORM THE SERVICE PROVIDER OF ANY AND ALL IRREGULARITIES OF THE PERSONNEL THROUGH WHICH THE SERVICE PROVIDER RENDERS THE SERVICES AND WHO RENDERING THEIR SERVICES AT THE CLIENT’S PREMISES SO THAT THE SERVICE PROVIDER TAKES ANY NECESSARY MEASURES IN THAT REGARD.

F)
TO TIMELY DELIVER TO THE SERVICE PROVIDER A LIST OF THE INDIVIDUALS THROUGH WHICH THE SERVICE PROVIDER RENDERS THE SERVICES, INDICATING ANY FAILURE, SUCCESS, PROGRESS AND ANY OTHER NECESSARY INFORMATION IN CONNECTION WITH THE RENDERING OF SERVICES, SO THAT THE SERVICE PROVIDER IS ABLE TO CORRECTLY PAY EACH ONE OF THE INDIVIDUALS THROUGH WHICH IT RENDERS THE SERVICES. SAID LIST MUST BE DELIVERED 24 HOURS PRIOR TO THE DATE OF PAYMENT.

G)
THE CLIENT SHALL NOT BE RESPONSIBLE FOR THE PAYMENT OF TAXES APPLICABLE TO THE INCOME EARNED BY THE INDIVIDUALS RENDERING INDEPENDENT SERVICES FOR SAID SERVICES BY REASON THAT SAID INDIVIDUALS SHALL NOT HAVE ANY DIRECT RELATIONSHIP WITH THE CLIENT AND IT SHALL BE THE OBLIGATION OF THE SERVICE PROVIDER TO PERFORM SAID OBLIGATION BY REASON THAT ANY INCOME EARNED BY THE INDIVIDUALS THROUGH WHICH THE SERVICE PROVIDER RENDERS THE SERVICES DEPENDS SOLELY AND EXCLUSIVELY ON A RELATIONSHIP BETWEEN THE SERVICE PROVIDER AND SAID INDIVIDUALS.

H)
IN THE EVENT OF ANY LEGAL CONTINGENCY THAT MAY ARISE IN CONNECTION WITH ANY OF THE INDIVIDUALS THROUGH WHICH THE SERVICE PROVIDER RENDERS THE SERVICES, THE CLIENT SHALL HAVE THE OBLIGATION TO PROVIDE TO THE SERVICE PROVIDER ANY DATA, ELEMENTS AND DOCUMENTATION REQUIRED BY THE SERVICE PROVIDER SO AS TO SETTLE ANY SUCH CONTINGENCY.

I)	TO INDEMNIFY THE SERVICE PROVIDER FOR ANY FAILURE TO COMPLY WITH ANY CLAUSE HEREOF THAT MAY RESULT IN ANY DAMAGE AND/OR LOSS TO THE SERVICE PROVIDER.

J)
IT SHALL BE STRICTLY PROHIBITED THAT THE CLIENT DISMISSES, REPREHENDS, OR PREVENT ANY OF THE INDIVIDUALS THROUGH WHICH THE SERVICE PROVIDER FULFILLS THE OBJECT HEREOF FROM DEVELOPING THEIR TASKS; FURTHERMORE, THE CLIENT SHALL NOT BE AUTHORIZED TO SUBJECT SAID INDIVIDUALS TO ANY WORKING OURS BY REASON THAT SAID INDIVIDUALS ARE NOT SUBORDINATED OR EMPLOYED BY THE CLIENT.

K)
THE CLIENT RESERVES THE RIGHT TO SUPERVISE ON A REGULAR BASIS ANY WORK CONDUCTED BY THE SERVICE PROVIDER, WITHOUT THEREBY CREATING ANY TYPE OF SUBORDINATION RELATIONSHIP, BUT MERELY TO VERIFY THAT THE SERVICES REQUIRED ARE BEING EFFICIENTLY RENDERED; TO THAT EFFECT, THE CLIENT MAY REQUEST REPORTS OR ANY DOCUMENT THAT MAY INFORM THE CLIENT OF THE PROGRESS OF THE SERVICES RENDERED.

SIX.- GROUNDS FOR TERMINATION

THIS AGREEMENT MAY BE TERMINATED AT ANY TIME IN THE EVENT OF ANY FAILURE TO PERFORM THE OBLIGATIONS SET FORTH IN THE CLAUSES HEREOF AND AT THE REQUEST OF THE AFFECTED PARTY.

IN ORDER TO TERMINATE THIS AGREEMENT IT SHALL SUFFICE THAT THE AFFECTED PARTY GIVES A FIFTEEN-DAY NOTICE THE OTHER PARTY INFORMING OF ITS INTENTION TO TERMINATE THIS AGREEMENT INDICATING THE JUSTIFIED GROUNDS FOR TERMINATION.

IN TURN, THE PARTY RESPONSIBLE FOR ANY SUCH TERMINATION OF THIS AGREEMENT SHALL INDEMNIFY THE AFFECTED PARTY TO THE EXTENT ANY SUCH FAILURE TO PERFORM THIS AGREEMENT MAY HAVE AFFECTED SAID PARTY.

SEVEN.- INTELLECTUAL PROPERTY

THE PARTIES HERETO AGREE THAT ANY INTELLECTUAL WORK, PROCESS, INVENTION, IMPROVEMENT, MODEL, DESIGN OR ANY OTHER OUTCOME RESULTING FROM THE RENDERING OF SERVICES THAT CONSTITUTE THE SUBJECT-MATTER HEREOF AND SUSCEPTIBLE OF BEING PATENTED OR REGISTERED AS INDUSTRIAL OR INTELLECTUAL PROPERTY BEFORE ANY NATIONAL OR FOREIGN AUTHORITIES SHALL BE PATENTED OR REGISTERED TO THE NAME OF THE COMPANY CALLED CABORCA INDUSTRIAL, S.A. DE C.V., WHICH SHALL BE THE LEGITIMATE HOLDER OF SAID RIGHTS.

EIGHT.- DOMICILES

THE DOMICILE OF THE SERVICE PROVIDER IS CALLE LAMBERTO HERNANDEZ No. 73 ORIENTE COLONIA CENTRO, IN THE CITY OF CABORCA, SONORA.

THE DOMICILE OF THE CLIENT IS LOCATED AT CALLE LAMBERTO HERNANDEZ No. 73 ORIENTE COLONIA CENTRO, IN THE CITY OF CABORCA, SONORA.

NINE.- JURISDICTION

THE PARTIES HEREBY MUTUALLY AGREE THAT IN THE EVENT OF ANY DISPUTE THAT MAY ARISE AS A RESULT OF ANY FAILURE TO COMPLY WITH THE CLAUSES CONTAINED HEREIN, THEY SHALL EXPRESSLY SUBMIT TO THE STATE COURTS OF THE CITY OF GUADALAJARA, JALISCO, THEREBY WAIVING ANY VENUE THAT MAY BE NOW OR HEREAFTER APPLICABLE BY REASON OF DOMICILE.

TEN.- HEADINGS

THE HEADINGS OF CLAUSES CONTAINED IN THIS INSTRUMENT ARE FOR EASY REFERENCE AND CONVENIENCE ONLY AND THEY SHALL NOT BE DEEMED TO DEFINE OR LIMIT THE OBLIGATIONS OF THE PARTIES HERETO.

AFTER HAVING READ THIS AGREEMENT AND AFTER HAVING BEEN EXPLAINED OF THE LEGAL SCOPE AND CONSEQUENCES HEREOF, THE PARTIES HERETO UNDERSIGN THIS AGREEMENT IN DUPLICATE ON APRIL 01, IN THE YEAR TWO THOUSAND FIVE, BY SIGNING AT THE BOTTOM AND MARGIN OF THE PAGES HEREOF.

CABORCA, SONORA, January 1, 2008

SIGNED BY THE PARTIES:

MINERA SANTA RITA, S. DE R.L. DE C.V.	CABORCA INDUSTRIAL, S.A. DE C.V.

/s/ MARCO ANTONIO GALINDO RAMIREZ	/s/ IGNACIO LIMON GONZALEZ
ENG. MARCO ANTONIO GALINDO RAMIREZ	C.P.A. IGNACIO LIMON GONZALEZ

WITNESS